UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2016

NEXUS BIOPHARMA, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-53207	75-3267338
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Hillside Ave, Suite 108 Montclair, NJ	07042
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (832)758-7488

_________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On November 16, 2016, Nexus Biopharma, Inc. (the “Company”) filed with the United States Securities and Exchange Commission its Consent Solicitation Statement on Schedule 14A (the “Consent Solicitation Statement”) seeking stockholder approval for the matter set forth therein. As of December 20, 2016, the expiration date, the Company had received written consents approving the matter set forth in the Consent Solicitation Statement. As of the record date for the Consent Solicitation Statement, there were 64,300,000 shares of common stock issued and outstanding.

The proposal set forth in the Consent Solicitation Statement was approved and the results of the voting are set forth below:

	Votes For	Votes Against	Abstentions
Proposal 1: Approval of an amendment to the Company’s Articles of Incorporation to authorize the issuance of 10,000,000 shares of blank check preferred stock.	34,222,163	63,201	1,000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXUS BIOPHARMA INC.

Date: January 3, 2017	By:	/s/ Warren Lau
Warren Lau Chief Executive and Chief Financial Officer